REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into this 27th day of June, 2001, by and between Pinnacle Foods, Inc., a Pennsylvania corporation (the "Company"), and Smithfield Foods, Inc., a Virginia corporation ("Smithfield").

                                    Recitals

     The Company and Smithfield have entered into that certain Stock Purchase Agreement dated as of May 31, 2001 (the "Stock Purchase Agreement") whereby the parties agreed that Smithfield would purchase and the Company would issue and sell certain shares of common stock of the Company (the "Common Stock"), pursuant to the terms and conditions contained therein; and

     In consideration of the terms and conditions of the Stock Purchase Agreement and the Credit Agreement (as defined in the Stock Purchase Agreement), the Company has agreed to provide the registration rights set forth in this Agreement.

                                    Agreement

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

     Section 1      Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Holders" means any holder or holders of shares of Common Stock of the Company.

     "Other Shares" means at any time those shares of Common Stock, which do not constitute Primary Shares or Registrable Shares.

     "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

     "Registrable Shares" means at any time, with respect to any Holder, the shares of Common Stock held by such Holder which constitute Restricted Shares.

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     "Restricted  Shares"  means at any time,  with  respect to any Holder,  the shares of Common Stock, any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock, or other securities which are so exercisable or convertible, and any securities received in respect thereof, which are held by such Holder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or which are not (or would not be, upon any such exercise, exchange or conversion) eligible for sale by the holder thereof under Rule 144(k) or any successor rule thereto or any complementary rule thereto.

     "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act as such rule may be amended from time to time, or any successor rule then in force.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Selling Shareholders' Counsel" means one counsel selected by the Holders of a majority of the Registrable Shares being included in any registration.

     "Transfer" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

     Section 2      Demand Registration.

          (a) Smithfield may at any time, after the Company has registered its Common Stock under the Exchange Act, make a written request for registration under the Securities Act of all or part of its Registrable Shares (a "Share Demand Registration"); provided, however, that (i) Smithfield and its successors, transferees and successive transferees shall be entitled to initiate only one (1) Share Demand Registration and (ii) such Registrable Shares shall be sold through a firm commitment underwriting. Such request shall specify the aggregate number of the Registrable Shares proposed to be sold, which aggregate number shall be greater than the number of shares of Common Stock which could be sold during a three-month period under Rule 144(e)(1).

          (b) A registration will count as a Share Demand Registration when it has become effective, unless a stop order is entered before the Registrable Shares included in such registration have been sold thereunder. In any registration initiated by Smithfield as a Share Demand Registration, Smithfield will pay all Demand Registration Expenses (as hereinafter defined) in connection therewith, whether or not it becomes effective, except as otherwise provided in
Section 2(c) below. However, if prior to effectiveness, Smithfield withdraws its request for a Share Demand Registration other than pursuant to Section 2(c) below, it may not request another Share Demand Registration until it has paid all Demand Registration Expenses in connection with the withdrawn request.

          (c) The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Share Demand Registration if the

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Company  determines  that such Share Demand  Registration  would have a material adverse  effect on any pending  material  financing,  acquisition  or  corporate
reorganization  or  other  material  corporate   development  or  would  require
premature disclosure thereof; provided that in such event Smithfield shall be entitled to withdraw such request and, if such request is withdrawn, the Company
will  pay  all   Registration   Expenses  in  connection   with  such  requested
registration incurred between the date of the demand and the date of the Company's decision to postpone such filing or effectiveness. The Company may delay a Share Demand Registration under this section only once during any twelve-month period.

     Section 3      Piggyback Registration.

          (a) If the Company at any time proposes for any reason to register Primary Shares, Restricted Shares or Other Shares under the Securities Act (other than a registration in connection with an exchange offer or offering solely to the Company's shareholders or filed in connection with an employee stock option or other benefit  plan),  the Company  shall  promptly give written notice to Smithfield of its intention to so register the Primary Shares, Restricted Shares or Other Shares and, upon the written request, given within ten (10) days after delivery of any such notice by the Company, of Smithfield to include in such registration Registrable Shares held by Smithfield (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its commercially reasonable efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares, Restricted Shares or Other Shares proposed to be registered by the Company or Holders, then (A) if such registration is in part an underwritten primary registration on behalf of the Company, the Company will include in such registration (i) first, the Primary Shares, and (ii) second, the Registrable Shares requested to be included in such registration pro rata from among the Holders of such Registrable Shares according to the number of Registrable Shares requested by them to be so included, and (iii) third, any Other Shares in such manner as the Company may determine, and (B) if such registration is an underwritten secondary registration on behalf of Holders of the Company's securities, the Company will include in such registration (i) first, the Registrable Shares to be included therein by the Holders exercising demand registration rights with respect thereto, (ii) second, other Registrable Shares requested to be included in such registration, pro rata from among Holders of such Registrable Shares according to the number of Registrable Shares requested by them to be so included, and
(iii) third, any Other Shares, in such manner as the Company may determine. In the event the Company determines not to pursue, or to withdraw, a registration as to which it has given notice pursuant to this section, the Holders of Registrable Securities requesting to be included in such registration shall have no further rights with respect to such proposed registration. Nothing contained in this Section 3 shall be or be deemed to be the creation of any registration right in any party other than Smithfield

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          (b)  Smithfield  may  exercise  its rights  under this Section 3 on an unlimited number of occasions. The Company shall pay all Registration Expenses of any registration effected under this Section, except that Smithfield shall pay (or reimburse the Company for) the amount of registration, filing or listing fees relating to its Registrable Shares included in the registration and shall pay the fees of its counsel if different from Selling Shareholders' Counsel.

          (c) No Holder may participate in any registration under this section which is underwritten unless such Holder (a) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting agreement (with terms customary in underwriting agreements for secondary distributions) approved by the Company (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no Holder of Registrable Shares will be required to sell more than the number of Registrable Shares that such Holder has requested the Company to include in any registration); provided, that no Holder of Registrable Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder and such Holder's intended method of distribution) or to undertake any indemnification or contribution obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6.

     Section 4      Preparation and Filing.

     If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

          (a) file a registration statement with the Commission as soon as practicable, but in any event, within ninety (90) days after receipt of a request for registration, and use its commercially reasonable efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of ninety (90) days or until all of such Registrable Shares have been disposed of (if earlier);

          (b) furnish, at least ten business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to the Selling Shareholders' Counsel, copies of all such documents proposed to be filed (it being understood that such ten business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all such Registrable Shares have been disposed of (if earlier)

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and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

          (d) notify in writing the Selling Shareholders' Counsel promptly of the receipt by the Company of any notification with respect to:

               (i) any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto:

               (ii) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose; and

               (iii) the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

          (e) use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this Section;

          (f) furnish to each seller of such Registrable Shares such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

          (g) use its commercially reasonable efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

          (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in
Section 4(a) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements

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therein not  misleading  in light of the  circumstances  then existing (and upon receipt of such notice such seller shall cease use of such prospectus until supplemented or amended) and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) make available for inspection by the Selling Shareholders' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such, all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested in connection with such registration statement;

          (j) in any underwritten offering, use reasonable commercial efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

          (k) in any underwritten offering, use reasonable commercial efforts to obtain from its counsel an opinion or opinions in customary form;

          (l) provide a transfer agent and registrar (which may be the same entity) for such Registrable Shares;

          (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

          (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are then listed or, if the Common Stock is not listed on a national securities exchange, use commercially reasonable efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the Holders of a majority of such Registrable Shares shall request if such shares meet the listing requirements of such system or exchange, respectively;

          (o) otherwise comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (p) use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

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     Section 5      Registration Expenses.

     All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or on NASDAQ, the fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit, or "cold comfort" letters required by or incident to such performance), the fees and disbursements of one counsel retained for the Holders of the Registrable Shares being registered, securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of any underwriters or other persons retained by the Company, including fees or expenses of any underwriter's counsel (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares, which shall be borne by the Holders of such Registrable Shares) are herein referred to as the "Registration Expenses". "Demand Registration Expenses" shall mean Registration Expenses other than securities act liability insurance and fees and disbursements of counsel for Holders of Registrable Securities being registered (other than Smithfield).

     Section 6      Indemnification.

     (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless Smithfield, its officers, directors, partners and employees, each underwriter, broker or any other person acting on behalf of Smithfield and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated pursuant to any Federal, state or common law rule or regulation including, without limitation, the Securities Act, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and shall reimburse Smithfield, such officer, director, partner or employee, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any

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of them in connection  with  investigating  or defending  any such loss,  claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or
alleged  untrue   statement  or  omission  or  alleged  omission  made  in  said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by Smithfield or underwriter which specifically provides that it is for use in the preparation thereof.

          (b) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, Smithfield shall indemnify and hold harmless the Company, its officers, directors, partners and employees, each underwriter, broker or any other person acting on behalf of the Company and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company, such officer, director, partner or employee, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Smithfield shall only be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by Smithfield which specifically provides that it is for use in the preparation thereof.

          (c) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall procure that each Holder that sells Registrable Shares in such registration shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company and Smithfield, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other Holder that sells

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Registrable  Shares  under  such  registration  statement  with  respect  to any
statement  or  omission  from  such  registration  statement,   any  preliminary
prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such indemnifying Holder or underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint and several, among such Holders of Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each Holder of Registrable Shares, an amount equal to the gross proceeds actually received by such Holder from the sale of Registrable Shares effected pursuant to such registration.

          (d) The indemnification required by this Section will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

          (e) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section, such indemnified party shall give written notice to the party required to provide indemnification of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section. The failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying parties of its obligations under this Section unless such failure shall have a material adverse effect on the indemnifying party's ability to defend such claim. Notwithstanding the foregoing, a party who is claimed to owe an indemnity obligation may defend a claim against a third party while reserving the right to contest the asserted indemnity obligation, and to the extent the party who is claimed to owe an indemnity obligation prevails in such contest, the party asserting the right to

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indemnification shall reimburse the other party for all amounts incurred by such party in the defense thereof and all asserted losses, claims, damages or liabilities, if any, for which payment had been made.

          (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

          (g) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders that sell Registrable Shares agree that it would not be just and equitable if contributions pursuant to this Section 6(g) were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in this Section, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a Holder that sells Registrable Shares exceed the aggregate gross offering proceeds received by such seller from the sale of its Registrable Shares.

          (h) The indemnified party shall make no settlement of any claim or litigation which would give rise to liability on the part of the indemnifying parties under any indemnity contained in this Section without the written consent of the indemnifying parties, which consent shall not be unreasonably withheld or delayed, and no indemnifying party shall make any settlement of any such claim or litigation without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed. If a firm offer is made to settle a claim or litigation and the indemnifying party notifies the indemnified party in writing that the indemnifying party desires to accept and agree to such offer, but the indemnified party elects not to accept or agree to such offer within ten days after receipt of written notice from the indemnifying party of the terms of such offer, then, in such event, the party that is defending such claim shall continue to contest or defend such claim or litigation and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party with respect to such claim or

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

litigation shall be limited to and shall not exceed the amount of such settlement offer, plus reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of counsel) to the date of notice that the indemnifying party desired to accept such settlement offer and the balance of such liability shall be borne and paid for by such indemnified party.

     Section 7      Information by Holder.

     Each Holder selling Registrable Shares in a proposed registration shall furnish to the Company such written information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     Section 8      Exchange Act Compliance.

     From and after the date a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall supply upon request such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     Section 9      No Conflict of Rights.

     The Company represents and warrants to Smithfield that the registration rights granted to Smithfield hereby do not conflict with any other registration rights granted by the Company. The Company shall not, without the prior written consent of Smithfield after the date hereof, grant any registration rights which conflict with, or are superior to, the registration rights granted hereby.

     Section 10     Miscellaneous.

          (a) Termination. This Agreement shall terminate and be of no further force or effect upon the date on which there remain no Restricted Shares outstanding. The indemnification provisions of Section 6 shall survive the termination of this Agreement.

          (b) Successors and Assigns. This Agreement shall bind and inure to the benefit of the Company and Smithfield and, subject to Section 10(c), their respective successors and assigns.

          (c) Assignment. Smithfield may assign its rights hereunder to any persons or entities that acquire Restricted Shares from Smithfield (unless such transfer is made in violation of the terms of the Standstill Agreement);
provided, however, that such person or entity shall, as a condition to the effectiveness of such assignment, be required

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

to execute a counterpart to this Agreement whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such Restricted Shares.

          (d) Entire Agreement. This Agreement constitutes the entire agreement of the parties as to the subject matter herein contained, superseding any and all prior or contemporaneous oral and prior written agreements, understandings, letters of intent or commitment letters.

          (e) Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth on the signature pages hereto or such other address as may hereafter be designated in writing by the addressee to the addressor at the address and telecopier numbers set forth in the Shareholders Agreement. All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

          (f) Modifications; Amendments; Waivers. The terms and provisions of this Agreement may not be modified or amended, except pursuant to a writing signed by the Company and Smithfield.

          (g) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          (h) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          (i) Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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

          (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles governing conflicts of laws.

          (k) Holdback Agreements. (i) Smithfield shall not and hereby agrees not to effect any sale or distribution of Common Stock during the seven days prior to and the 180-day period beginning on the effective date of any underwritten registration in which Smithfield had a right to participate in pursuant to the provisions of this Agreement (except as part of such underwritten registration), unless the underwriters managing such underwritten registration otherwise agree in writing.

               (ii) The Company will not effect any sale or  distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Share Demand Registration (except or pursuant to (i) registrations on Forms S-4 or S-8 or any successor or similar form, or (ii) sales exempt from the registration requirements of the Securities Act), unless the underwriters managing such underwritten registration otherwise agree in writing.



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

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their authorized officers as of the day and year first above written.


                                      PINNACLE FOODS, INC.


                                      By
                                            ------------------------------------

                                      Name:
                                            ------------------------------------

                                      Title:
                                            ------------------------------------

                                      Address:



                                      SMITHFIELD FOODS, INC.


                                      By:
                                            ------------------------------------

                                      Name:
                                            ------------------------------------

                                      Title:
                                            ------------------------------------

                                      Address:


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